                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)




                         BANK ONE, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

    A National Banking Association                              36-0899825
                                                             (I.R.S. employer
                                                          identification number)

  1 Bank One Plaza, Chicago, Illinois                           60670-0120
(Address of principal executive offices)                        (Zip Code)


                         Bank One, National Association
                        1 Bank One Plaza, Suite IL1-0120
                          Chicago, Illinois 60670-0120
              Attn: Sandra L. Caruba, Law Department (312) 336-9436
            (Name, address and telephone number of agent for service)


                             NABORS INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)


           Delaware                                             93-0711613
(State or other jurisdiction of                              (I.R.S. employer
 incorporation or organization)                           identification number)


    515 West Greens Road, Suite 1200
             Houston, Texas                                       77067
(Address of principal executive offices)                        (Zip Code)


                 Zero Coupon Senior Exchangeable Notes Due 2023
                         (Title of Indenture Securities)

ITEM 1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:


         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.   A copy of the existing by-laws of the trustee.*

         5.   Not Applicable.

         6.   The consent of the trustee required by Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not Applicable.

         9.   Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 8th day of August, 2003.


                      BANK ONE, NATIONAL ASSOCIATION,
                      TRUSTEE

                      By /s/ SANDRA L. CARUBA
                        -------------------------------------
                          Sandra L. Caruba
                          Senior Counsel


* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                    EXHIBIT 6


                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                                  August 8, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

         In connection with the qualification of an indenture between Nabors Industrues, Inc. and Bank One, National Association, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                  Very truly yours,

                                  BANK ONE, NATIONAL ASSOCIATION

                                  By /s/ SANDRA L. CARUBA
                                     -------------------------------------------
                                      Sandra L. Caruba
                                      Senior Counsel

                                   EXHIBIT 7


BANK ONE, NA                                                          FFIEC 031
-------------------------------                                       RC-1
Legal Title of Bank
CHICAGO
-------------------------------
City
IL                      60670
-------------------------------
State                 Zip Code

Transmitted to EDS as 0238103
on 05/12/2003 at 05:12:15 CST
FDIC Certificate Number - 03618

             CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
              AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                          Dollar Amounts in Thousands  RCFD Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions
    (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1) __________________________________________ 0081    14,545,000   1.a
    b. Interest-bearing balances (2) ___________________________________________________________________ 0071     8,464,000   1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ______________________________________ 1754             0   2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) ____________________________________ 1773    55,033,000   2.b
 3. Federal funds sold and securities purchased under agreements to resell:                              RCON
    a. Federal funds sold in domestic offices __________________________________________________________ B987     9,992,000   3.a
                                                                                                         RCFD
    b. Securities purchased under agreements to resell (3) _____________________________________________ B989     8,761,000   3.b
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale __________________________________________________________________ 5369     4,574,000   4.a
    b. Loans and leases, net of unearned income _____________________________________ B528   111,653,000                      4.b
    c. LESS: Allowance for loan and lease losses ____________________________________ 3123     3,503,000                      4.c
    d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c) _____________________ B529   108,150,000   4.d
 5. Trading assets (from Schedule RC-D) ________________________________________________________________ 3545     5,537,000   5
 6. Premises and fixed assets (including capitalized leases) ___________________________________________ 2145     1,250,000   6
 7. Other real estate owned (from Schedule RC-M) _______________________________________________________ 2150        70,000   7
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ___________ 2130       425,000   8
 9. Customers' liability to this bank on acceptances outstanding _______________________________________ 2155       237,000   9
10. Intangible assets:
    a. Goodwill ________________________________________________________________________________________ 3163       610,000   10.a
    b. Other intangible assets (from Schedule RC-M)_____________________________________________________ 0426        62,000   10.b
11. Other assets (from Schedule RC-F) __________________________________________________________________ 2160     8,621,000   11
12. Total assets (sum of items 1 through 11) ___________________________________________________________ 2170   226,331,000   12

------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

BANK ONE, NA                                                        FFIEC 031
--------------------------------                                    RC-2
Legal Title of Bank
Transmitted to EDS as 0238103 on
05/12/2003 at 05:12:15 CST
FDIC Certificate Number - 03618


SCHEDULE RC--CONTINUED

                                                                          Dollar Amounts in Thousands        Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                       RCON
       part I) _______________________________________________________________________________________ 2200    123,300,000  13.a
       (1) Noninterest-bearing (1) __________________________________________________ 6631  43,942,000                      13.a.1
       (2) Interest-bearing _________________________________________________________ 6636  79,358,000                      13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                   RCFN
       (from Schedule RC-E, part II) _________________________________________________________________ 2200     21,326,000  13.b
       (1) Noninterest-bearing ______________________________________________________ 6631     286,000                      13.b.1
       (2) Interest-bearing _________________________________________________________ 6636  21,040,000                      13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:                        RCON
    a. Federal funds purchased in domestic offices (2) _______________________________________________ B993      8,311,000  14.a
                                                                                                       RCFD
    b. Securities sold under agreements to repurchase (3) ____________________________________________ B995      3,764,000  14.b
15. Trading liabilities (from Schedule RC-D) _________________________________________________________ 3548      4,843,000  15
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases) (from Schedule RC-M) _________________________________________________________ 3190     28,739,000  16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding _________________________________________ 2920        237,000  18
19. Subordinated notes and debentures(4) _____________________________________________________________ 3200      5,036,000  19
20. Other liabilities (from Schedule RC-G) ___________________________________________________________ 2930     13,105,000  20
21. Total liabilities (sum of items 13 through 20) ___________________________________________________ 2948    208,661,000  21
22. Minority interest in consolidated subsidiaries ___________________________________________________ 3000        109,000  22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ____________________________________________________ 3838              0  23
24. Common stock _____________________________________________________________________________________ 3230        201,000  24
25. Surplus (exclude all surplus related to preferred stock) _________________________________________ 3839      9,177,000  25
26. a. Retained earnings _____________________________________________________________________________ 3632      8,120,000  26.a
    b. Accumulated other comprehensive income (5) ____________________________________________________ B530         63,000  26.b
27. Other equity capital components (6) ______________________________________________________________ A130              0  27
28. Total equity capital (sum of items 23 through 27) ________________________________________________ 3210     17,561,000  28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28) ___________ 3300    226,331,000  29

Memorandum
 TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the statement below that best describes the         ----         ------
    most comprehensive level of auditing work performed for the bank by independent external           RCFD         NUMBER
    auditors as of any date during 2002 ______________________________________________________________ 6724              2  M. 1

1 = Independent audit of the bank conducted in accordance                 4 = Directors' examination of the bank conducted
    with generally accepted auditing standards by a certified                 in accordance with generally accepted auditing
    public accounting firm which submits a report on the bank                 standards by a certified public accounting firm
2 = Independent audit of the bank's parent holding company                    (may be required by state chartering authority)
    conducted in accordance with generally accepted auditing              5 = Directors' examination of the bank performed by
    standards by a certified public accounting firm which                     other external auditors (may be required by state
    submits a report on the consolidated holding company (but                 chartering authority)
    not on the bank separately)                                           6 = Review of the bank's financial statements by
3 = Attestation on bank management's assertion on the                         external auditors
    effectiveness of the bank's internal control over financial           7 = Compilation of the bank's financial statements by
    reporting by a certified public accounting firm                           external auditors
                                                                          8 = Other audit procedures (excluding tax
                                                                              preparation work)
                                                                          9 = No external audit work

----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.